UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2016

STAPLES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-17586	04-2896127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Hundred Staples Drive, Framingham, MA	01702
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: 508-253-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2016, the Board of Directors of Staples, Inc. (the “Company”) elected Shira Goodman as President and Chief Executive Officer of the Company, effective immediately, and appointed Ms. Goodman as a member of the Board of Directors of the Company effective as of September 26, 2016.
Ms. Goodman, 55, has served as the Company’s interim Chief Executive Officer since June 2016. Previously, she served as President, North American Operations since January 2016; President, North American Commercial since February 2014; Executive Vice President of Global Growth since February 2012; Executive Vice President of Human Resources since March 2009; and Executive Vice President of Marketing since May 2001. Prior to that, she served in various capacities since joining Staples in 1992, including Senior Vice President of Staples Direct; Senior Vice President of Brand Marketing; and Vice President of Contract & Commercial. There are no reportable family relationships or related person transactions involving the Company and Ms. Goodman.
In connection with her new role and responsibilities, on September 26, 2016 the Company delivered a letter to Ms. Goodman (the “Letter Agreement”) providing that Ms. Goodman (i) will be paid an annual base salary of $1,100,000, and (ii) will be eligible for an annual cash incentive opportunity at target of 150% of base salary for the period beginning September 25, 2016. The Letter Agreement further provides that Ms. Goodman's annual long-term equity incentive will be delivered solely as a performance share award under the Company's 2014 Stock Incentive Plan, with a value at target of $7,250,000. The Company expects to grant its annual long-term equity incentive awards to its executive officers, including Ms. Goodman, in March 2017, consistent with past practice. Based on the terms of the Letter Agreement, 89% of Ms. Goodman’s compensation at target will be at risk, based on performance criteria established by the Company's Board of Directors.
The foregoing description is qualified by reference to the full text of the Letter Agreement, which is filed as Exhibit 10.1 attached hereto, and incorporated by reference in its entirety into this Item 5.02. A copy of the press release announcing Ms. Goodman’s election and appointment is filed with this Report as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

The exhibits listed on the Exhibit Index immediately preceding such exhibits are filed as part of this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 26, 2016	Staples, Inc.

		By:	/s/ Michael T. Williams
Michael T. Williams
Executive Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
10.1	Letter dated September 26, 2016, from the Company to Shira Goodman.
99.1	Press Release dated September 26, 2016.